UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 22, 2005
                                                         -----------------



                        THE DOE RUN RESOURCES CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



        NEW YORK                File No. 333-66291               13-1255630
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    (State or other         (Commission File Number)            (IRS Employer
    jurisdiction of                                            Identification
     incorporation)                                                Number)



            1801 Park 270 Drive, Suite 300, St. Louis, Missouri 63146
           ----------------------------------------------------------
               (Address of principal executive offices) (zip code)



       Registrant's telephone number, including area code: (314) 453-7100
                                                           --------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On November 22, 2005, Doe Run Peru S.R.L. ("Doe Run Peru"), an indirect subsidiary of The Doe Run Resources Corporation (the "Company"), entered into an agreement (the "Fourth Amendment") with Banco de Credito del Peru to amend Doe Run Peru's revolving credit facility with Banco de Credito del Peru (the "BCP Revolving Credit Facility"). The Fourth Amendment extends the maturity date of the BCP Revolving Credit Facility to December 15, 2005.

The amended and restated revolving credit facility with Banco de Credito del Peru, was originally effective as of September 25, 2002. As previously disclosed by the Company, on September 14, 2005, Doe Run Peru and Banco de Credito del Peru entered into an amendment (the "First Amendment") extending the maturity date of the BCP Revolving Credit Facility to October 23, 2005; on October 21, 2005, Doe Run Peru and Banco de Credito del Peru entered into an amendment (the "Second Amendment") extending the maturity date of the BCP Revolving Credit Facility to November 7, 2005; and on October 31, 2005, Doe Run Peru and Banco de Credito del Peru entered into an amendment (the "Third Amendment") extending the maturity date of the BCP Revolving Credit Facility to November 23, 2005.

                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE DOE RUN RESOURCES CORPORATION




                                        By: /s/ David A. Chaput
                                            ------------------------------------
                                            David A. Chaput
                                            Chief Financial Officer
                                            (duly authorized officer and
                                            principal financial officer)


Dated:       December 7, 2005